UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2020

ProLung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38362	20-1922768
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

350 W. 800 N.
Suite 214
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 736-0729

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure

On May 27, 2020, ProLung, Inc. (the “Company”) issued a press release regarding its name change from ProLung, Inc. to IONIQ Sciences, Inc. A copy of the press release is attached herewith as Exhibit 99.1.

On May 28, 2020, the IONIQ Sciences issued a press release regarding its intention to launch an institutional private equity offering. A copy of the press release is attached herewith as Exhibit 99.2.

The Company is furnishing the information in this Item 7.01 (including Exhibit 99.1 attached hereto) pursuant to Regulation FD promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Such information shall not be deemed “filed” for purposes of the Exchange Act or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 29, 2020, the Company filed a “doing business as” (dba) for IONIQ Sciences, Inc.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated May 27, 2020, entitled “ProLung announces corporate name change to IONIQ Sciences to reflect expanded early cancer detection strategy.”
99.2	Press Release, dated May 28, 2020, entitled “IONIQ Sciences announces institutional offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProLung, Inc.

Dated: May 28, 2020	By	/s/ Jared Bauer
Jared Bauer, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated May 27, 2020, entitled “ProLung announces corporate name change to IONIQ Sciences to reflect expanded early cancer detection strategy.”
99.2	Press Release, dated May 28, 2020, entitled “IONIQ Sciences announces institutional offering.”